UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011 (November 14, 2011)

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     On November 14, 2011, at the American Heart Association Scientific Session 2011 in Orlando, Florida, data from a Phase 1b multidose study of REGN727/SAR236553 as mono or add-on therapy in patients with heterozygous familial and non-familial hypercholesterolemia were presented by Dr. Gary Swergold of Regeneron Pharmaceuticals, Inc. A copy of the slides that were presented is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation entitled Inhibition of PCSK9 with Monoclonal Antibody REGN727/SAR236553 Effectively Reduces LDL-C as Mono or Add-on Therapy in Heterozygous Familial and Non-Familial Hypercholesterolemia.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2011	REGENERON PHARMACEUTICALS, INC.

By: /s/ Joseph J. LaRosa
Name: Joseph J. LaRosa
Title: Senior Vice President, General Counsel and
Secretary

Exhibit Index

Number	Description
99.1	Presentation entitled Inhibition of PCSK9 with Monoclonal Antibody REGN727/SAR236553 Effectively Reduces LDL-C as Mono or Add-on Therapy in Heterozygous Familial and Non-Familial Hypercholesterolemia.